UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               September 3, 2002

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                            CTB INTERNATIONAL CORP.
            (Exact name of registrant as specified in the charter)

             Indiana                    000-22973             35-1970751
  (State of other jurisdiction       (Commission File     (I.R.S. Employer
  of incorporation or organization)      Number)         Identification No.)

  State Road 15 North, P.O. Box 2000                         46542-2000
          Milford, Indiana                                   (Zip Code)
      (Address of principal
        executive offices)


                                (574) 658-4191
              Registrant's telephone number, including area code


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Item 5.  Other Events.

The press release issued by CTB International Corp. on September 6, 2002, is attached hereto as Exhibit 99.1 and is incorporated hereto by this reference.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

              99.1 Press release dated as of September 6, 2002 issued by CTB International Corp.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CTB International Corp.
Dated:    September 6, 2002


                                           By:  /s/ Don J. Steinhilber
                                                ----------------------
                                                Name:  Don J. Steinhilber
                                                Title: Vice President and
                                                       Chief Financial Officer

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                               INDEX TO EXHIBITS



Exhibit
Number           Description
-------          -----------

99.1             Press release dated as of September 6, 2002 issued by CTB
                 International Corp.